UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  February 25, 2005

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On February 25, 2005 a distribution
 was made to holders of Home Equity Loan Backed
 Term Notes Series 2004-HE2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


                Exhibit Number    Description

                EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Term Notes, Series 2004-HE2, relating to the February 25, 2005 distribution.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                       Home Equity Loan-Backed Term Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 3/3/2005


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Term Notes, Series 2004-HE2, relating to the
               February 25, 2005 distribution.






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               Home Equity Loan-Backed Term Notes, GMACM Series
               2004-HE2
Payment Date   2/25/2005

Servicing Certificate                   Group 1
Beginning Pool Balance                  468,199,115.08
Beginning PFA                                     0.00
Ending Pool Balance                     451,520,480.46
Ending PFA Balance                                  -
Principal Collections                   16,624,531.46
Principal Draws                                     -
Net Principal Collections               16,624,531.46
Active Loan Count                              13,575

Interest Collections                     2,668,307.49

Weighted Average Loan Rate              7.74990%
Weighted Average Net Loan Rate          7.2499%
Substitution Adjustment Amount          0.00

                Beginning       Ending                                                     Interest     Security
Term Notes      Balance         Balance          Factor         Principal     Interest     Shortfalls      %            Coupon
Class A-1A                0.00           0.00    0.0000000           0.00           0.00   0.00          0              2.600%
Class A-1B       61,476,777.78  55,034,349.57    0.7762578   6,442,428.21     140,286.59   0.00          0.0773         2.650%
Class A-1C      104,112,484.00  93,202,068.27    0.3584695  10,910,415.73     235,785.86   0.00          0.131          2.630%
Class A-2       152,808,000.00 152,808,000.00    1.0000000           0.00     366,739.20   0.00          0.2148         2.880%
Class A-3        34,034,000.00  34,034,000.00    1.0000000           0.00     120,253.47   0.00          0.0478         4.240%
Class A-4        66,708,000.00  66,708,000.00    1.0000000           0.00     202,903.50   0.00          0.0938         3.650%
Class A-IO       85,000,000.00  85,000,000.00                        0.00     425,000.00   0.00          0.1195         6.000%

Class M1         37,356,000.00  37,356,000.00    1.0000000           0.00     122,963.50   0.00          0.0525         3.950%
Class M2          7,116,000.00   7,116,000.00    1.0000000           0.00      23,304.90   0.00          0.01           3.930%

Certificates          -                 -             -                -          -           -            -                 -


Beginning Overcollateralization Amount                           4,587,853.30
Overcollateralization Amount Increase (Decrease)                   674,209.32
Outstanding Overcollateralization Amount                         5,262,062.62
Overcollateralization Target Amount                              7,115,484.05

Credit Enhancement Draw Amount                                           0.00
Unreimbursed Prior Draws                                                 0.00



                                        Balance         Number     Percent
Delinquent Loans (30 Days)            2,830,275.00      of Loans   of Balance
Delinquent Loans (60 Days)              810,403.34      90         0.63%
Delinquent Loans (90 Days)              519,798.21      30         0.18%
Delinquent Loans (120 Days)             179,576.51      18         0.12%
Delinquent Loans (150 Days)             183,663.54       6         0.04%
Delinquent Loans (180+ Days)            381,059.70       8         0.04%
REO                                     -               13         0.08%
Bankruptcy                            1,253,481.25       0         0.00%
Foreclosure                             356,763.13      39         0.28%
                                                         8         0.08%

                                       Liquidation To-Date
Beginning Loss Amount                     361,918.15
Current Month Loss Amount                  54,103.16
Current Month Prinicpal Recovery                0.00
Net Ending Loss Amount                    416,021.31               0.00

                                                   Net Recoveries to Date
Beginning Net Principal Recovery Amount                         0.00
Current Month Net Principal Recovery Amount                     0.00
Ending Net Principal Recovery Amount                            0.00


                                                                Special Hazard     Fraud           Bankruptcy
Beginning Amount                                                0.00               0.00            0.00
Current Month Loss Amount                                       0.00               0.00            0.00
Ending Amount                                                   -                  -               -


Liquidation Loss Distribution Amounts                                 0.00
Extraordinary Event Losses                                            0.00
Excess Loss Amounts                                                   0.00


Capitalized Interest Account
Beginning Balance                                                     0.00
Withdraw relating to Collection Period                                0.00
Interest Earned (Zero, Paid to Funding Account)                       0.00
Remaining Balance to GMAC Mortgage                                    0.00
Total Ending Capitalized Interest Account Balance as of payment date  0.00
Interest earned for Collection Period                                 0.00
Interest withdrawn related to prior Collection Period                 0.00



Prefunding Account
Beginning Balance                                                     0.00
Additional Purchases during Revolving Period                          0.00
Excess of Draws over Principal Collections                            0.00
Ending PFA Balance to Noteholders                                     0.00
Total Ending Balance as of Payment Date                               0.00
Interest earned for Collection Period                                 0.00
Interest withdrawn related to prior                                   0.00
Collection Period                                                     0.00

Current Month Repurchases Units                                       0
Current Month Repurchases ($)                                         -



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